                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            MEDITRUST CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           MEDITRUST OPERATING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             MEDITRUST CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 8, 1999

    The Annual Meeting of Shareholders of Meditrust Corporation ("Meditrust") will be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, 53 State Street, Boston, Massachusetts 02109 on Thursday, July 8, 1999 at 4:00 p.m. local time (together with all adjournments and postponements thereof, the "Meditrust Meeting"), for the following purposes:

    1. To consider and act upon a proposal to elect three Directors of Meditrust, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. To consider and act upon such other business and matters or proposals as may properly come before the Meditrust Meeting.

    The Board of Directors of Meditrust has fixed the close of business on June 7, 1999 as the record date for determining the shareholders having the right to receive notice of and to vote at the Meditrust Meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the Meditrust Meeting. A list of shareholders entitled to vote at the Meditrust Meeting will be available during ordinary business hours at Meditrust's executive offices, 197 First Avenue, Suite 300, Needham, Massachusetts 02494, for ten days prior to the Meditrust Meeting, for examination by any Meditrust shareholder for purposes germane to the Meditrust Meeting.

                                          By Order of the Board of Directors of
                                          MEDITRUST CORPORATION

                                          /s/ Michael S. Benjamin

                                          Michael S. Benjamin
                                          Secretary

Needham, Massachusetts
June 8, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEDITRUST MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. RETURNING THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEDITRUST MEETING AND VOTE YOUR SHARES IN PERSON.

                          MEDITRUST OPERATING COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 8, 1999

    The Annual Meeting of Shareholders of Meditrust Operating Company ("Operating Company") will be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, 53 State Street, Boston, Massachusetts 02109 on Thursday, July 8, 1999 at 4:15 p.m. local time (together with all adjournments and postponements thereof, the "Operating Company Meeting"), for the following purposes:

    1. To consider and act upon a proposal to elect two Directors of Operating Company, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. To consider and act upon such other business and matters or proposals as may properly come before the Operating Company Meeting.

    The Board of Directors of Operating Company has fixed the close of business on June 7, 1999 as the record date for determining the shareholders having the right to receive notice of and to vote at the Operating Company Meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the Operating Company Meeting. A list of shareholders entitled to vote at the Operating Company Meeting will be available during ordinary business hours at Operating Company's executive offices, 197 First Avenue, Suite 100, Needham, Massachusetts 02494, for ten days prior to the Operating Company Meeting, for examination by any Operating Company shareholder for purposes germane to the Operating Company Meeting.

                                          By Order of the Board of Directors of
                                          MEDITRUST OPERATING COMPANY

                                          /s/ Gilbert G. Menna

                                          Gilbert G. Menna
                                          Secretary

Needham, Massachusetts
June 8, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE OPERATING COMPANY MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. RETURNING THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND THE OPERATING COMPANY MEETING AND VOTE YOUR SHARES IN PERSON.

              THE MEDITRUST AND OPERATING COMPANY ANNUAL MEETINGS

    This Joint Proxy Statement is furnished in connection with the solicitation by and on behalf of the Boards of Directors of Meditrust Corporation, a Delaware corporation ("Meditrust") and Meditrust Operating Company, a Delaware corporation ("Operating Company," together with Meditrust, "The Meditrust Companies" and each a "Company"), of proxies from holders of Meditrust and Operating Company common stock, which shares are paired and traded as a single unit on the New York Stock Exchange (the "Paired Shares"), for use at the Meditrust Meeting and Operating Company Meeting (as each is defined below). This Joint Proxy Statement and the accompanying forms of proxy are expected to be mailed to the respective shareholders of The Meditrust Companies on or about June 8, 1999.

PURPOSE OF THE ANNUAL MEETINGS

MEDITRUST

    At the annual meeting of shareholders of Meditrust to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, 53 State Street, Boston, Massachusetts 02109 on Thursday, July 8, 1999 at 4:00 p.m. local time (together with all adjournments and postponements thereof, the "Meditrust Meeting"), holders of Meditrust common stock, par value $.10 per share ("Meditrust Common Stock") will consider and vote upon:

    1. A proposal to elect three Directors of Meditrust, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. Such other business and matters or proposals as may properly come before the Meditrust Meeting.

OPERATING COMPANY

    At the annual meeting of shareholders of Operating Company to be held at the Goodwin, Procter & Hoar LLP Conference Center, Second Floor, 53 State Street, Boston, Massachusetts 02109 on Thursday, July 8, 1999 at 4:15 p.m. local time (together with all adjournments and postponements thereof, the "Operating Company Meeting"), holders of Operating Company common stock, par value $.10 per share ("Operating Company Common Stock") will consider and vote upon:

    1. A proposal to elect two Directors of Operating Company, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. Such other business and matters or proposals as may properly come before the Operating Company Meeting.

RECORD DATE; VOTING RIGHTS; REVOCATION OF PROXIES

    The Meditrust Companies have fixed the close of business on June 7, 1999 as the record date ("The Meditrust Companies Record Date") for determining holders of Paired Shares entitled to notice of and to vote at the Meditrust Meeting and the Operating Company Meeting (collectively, the "Companies Meetings"). Each Paired Share entitles the holder to one vote per share on each matter submitted to the respective Company's shareholders. Only holders of Paired Shares at the close of business on The Meditrust Companies Record Date will be entitled to notice of and to vote at the Companies Meetings. As of The Meditrust Companies Record Date, there were outstanding and entitled to vote

142,434,349 Paired Shares. Paired Shares held in the treasury of Meditrust or Operating Company are not considered outstanding.

    All Paired Shares which are entitled to vote and are represented at the Companies Meetings by properly executed proxies received prior to or at the respective meeting will be voted at the meeting in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE GIVEN ON A PROXY CARD, IT WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE RESPECTIVE PROPOSALS SET FORTH THEREON. If any other matters are properly presented at the Companies Meetings for consideration, including, among other things, consideration of a motion to adjourn such meeting to another time and/or place, the persons named in the enclosed forms of proxy will have discretion to vote on such matters in accordance with their best judgment. However, proxies voted against the proposals will not be voted in favor of adjournment in order to continue to solicit proxies. Pursuant to the respective By-laws of each of The Meditrust Companies, no notice of an adjourned meeting need be given other than announcement at the respective meeting, except where the meeting is adjourned for 30 days or more.

    A shareholder who has given a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary of Meditrust or Operating Company, as the case may be, by signing and returning a later dated proxy, or by voting in person at the Meditrust Meeting or Operating Company Meeting, as the case may be; however, mere attendance at the Meditrust Meeting or the Operating Company Meeting will not in and of itself have the effect of revoking the proxy.

SOLICITATION OF PROXIES

    Meditrust and Operating Company will bear equally the costs of solicitation of proxies and of preparing, printing and mailing this Joint Proxy Statement. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to beneficial owners of Paired Shares held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from holders of Paired Shares by Directors, officers and employees of The Meditrust Companies in person or by telephone, telegraph, facsimile or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to these Directors, officers and employees of The Meditrust Companies in connection with the solicitation. In addition, D.F. King & Co., Inc., a proxy solicitation firm, has been engaged by The Meditrust Companies to act as proxy solicitor and will receive fees estimated at $5,000 plus reimbursement of out-of-pocket expenses.

QUORUM

    The holders of a majority of the common stock outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at each of the Companies Meetings. Votes cast in person or by proxy at the Meditrust Meeting and the Operating Company Meeting will be tabulated by the inspector of elections appointed for each respective meeting and will determine whether or not a quorum is present. The inspector of elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present but not entitled to vote with respect to that matter.

        PRINCIPAL AND MANAGEMENT SHAREHOLDERS OF THE MEDITRUST COMPANIES

    The following table sets forth as of May 31, 1999, except as otherwise noted, the number of Paired Shares beneficially owned, directly or indirectly, by (i) each of the Directors of each of The Meditrust Companies, (ii) all persons who served as chief executive officer of either of The Meditrust Companies for the year ended December 31, 1998, (iii) each of the four most highly compensated executive officers for the year ended December 31, 1998, (iv) all Directors and current executive officers of The Meditrust Companies as a group, and (v) all persons who, to the knowledge of The Meditrust Companies, beneficially own five percent or more of the Paired Shares as of May 31, 1999. Unless otherwise indicated, all information concerning beneficial ownership was provided by the respective Director, executive officer or five percent beneficial owner, as the case may be.

                                                                            AMOUNT AND NATURE OF
                                                                                 BENEFICIAL
NAME OF BENEFICIAL OWNER                                                        OWNERSHIP(1)       PERCENT OF CLASS
-------------------------------------------------------------------------  ----------------------  -----------------
DIRECTORS AND EXECUTIVE OFFICERS:
Donald J. Amaral.........................................................                480               *
William C. Baker.........................................................             61,400               *
David F. Benson..........................................................            207,810(2)            *
Nancy G. Brinker.........................................................              1,500               *
Edward W. Brooke.........................................................            245,962(3)            *
William G. Byrnes........................................................            100,182               *
James P. Conn............................................................             16,469               *
John C. Cushman, III.....................................................            225,718               *
C. Gerald Goldsmith......................................................              1,000               *
Thomas J. Magovern.......................................................             60,075               *
Stephen E. Merrill.......................................................              1,000               *
Thomas M. Taylor.........................................................          5,161,647(4)             3.6%
Gerald Tsai, Jr..........................................................             48,064(5)            *
Michael S. Benjamin......................................................            118,665               *
Michael F. Bushee........................................................            120,316               *
Laurie T. Gerber.........................................................             28,665               *
                                                                                  ----------               -----
All Directors and current executive officers of
 The Meditrust Companies as a group......................................          6,398,953(6)             4.5%

                                                                            AMOUNT AND NATURE OF
                                                                                 BENEFICIAL
NAME OF BENEFICIAL OWNER                                                        OWNERSHIP(1)       PERCENT OF CLASS
-------------------------------------------------------------------------  ----------------------  -----------------
5% SHAREHOLDERS:
Portfolio C Investors, L.P...............................................           2,990,809(7)
The Airlie Group, L.P....................................................             269,633(8)
Annie R. Bass Grandson's Trust for Lee M. Bass...........................             445,962(9)
Annie R. Bass Grandson's Trust for Sid. R. Bass..........................             445,962(10)
The Bass Management Trust................................................             658,526(11)
Hyatt Anne Bass Successor Trust..........................................             857,701(12)
Lee M. Bass, Inc.........................................................           2,294,211(13)
Peter Sterling...........................................................             187,600
Samantha Sims Bass Successor Trust.......................................             857,701(14)
Sid R. Bass, Inc.........................................................           2,294,211(15)
Thomas M. Taylor & Co....................................................           1,901,205(16)
William P. Hallman, Jr...................................................             140,002(17)
                                                                                  -----------              -----
  (as a Group)...........................................................          13,343,523               9.4%
  c/o W. Robert Cotham
  201 Main Street, Suite 2600
  Fort Worth, Texas 76102
FORMER DIRECTOR AND EXECUTIVE OFFICER:
Abraham D. Gosman........................................................                   0(18)          *

------------------------

    Less than 1%.

(1) Unless otherwise indicated, the number of Paired Shares stated as being owned beneficially includes (i) Paired Shares beneficially owned by spouses, minor children and/or other relatives in which the Director or officer may share voting power and (ii) any of the Paired Shares listed as being subject to options exercisable within 60 days of May 31, 1999.

(2) Does not include 120 Paired Shares owned by Mr. Benson's children, to which Mr. Benson disclaims any beneficial interest.

(3) Does not include 1,201 Paired Shares owned by Senator Brooke's wife's IRA, 6,000 Paired Shares owned of record by Senator Brooke as custodian for his son, as to which Paired Shares Senator Brooke disclaims any beneficial interest.

(4) Mr. Taylor may be deemed to beneficially own the shares beneficially owned by Thomas M. Taylor & Co., Portfolio C Investors, L.P. and the Airlie Group, L.P. The aggregate of all of such shares which Mr. Taylor may be deemed to beneficially own is 5,161,647.

(5) Does not include 2,500 Paired Shares owned by Mr. Tsai's wife, as to which Paired Shares Mr. Tsai disclaims any beneficial interest.

(6) Does not include an aggregate of 9,324 Paired Shares owned by or for parents, spouses or children, as to which Paired Shares the Directors or officers disclaim any beneficial interest.

(7) Mr. Thomas M. Taylor, solely in his capacity as the President and sole shareholder of the general partner of the general partner of Trinity I Fund, L.P., the sole stockholder of the general partner of Portfolio C Investors, L.P., may also be deemed a beneficial owner of such shares.

(8) Mr. Thomas M. Taylor, solely in his capacity as President of the general partner of the Airlie Group, L.P.'s general partner, may also be deemed a beneficial owner of such shares.

(9) Mr. William P. Hallman, Jr., solely in his capacity as Trustee of the Annie
    R. Bass Grandson's Trust for Lee M. Bass, may also be deemed a beneficial owner of such shares.

(10) Mr. William P. Hallman, Jr., solely in his capacity as Trustee of the Annie
    R. Bass Grandson's Trust for Sid R. Bass, may also be deemed a beneficial owner of such shares.

(11) Mr. Perry R. Bass, solely in his capacity as sole Trustee and as one of two trustors of The Bass Management Trust, may also be deemed a beneficial owner of such shares.

(12) Panther City Investment Company, solely in its capacity as Trustee of the Hyatt Anne Bass Successor Trust, may also be deemed a beneficial owner of such shares.

(13) Mr. Lee M. Bass, solely in his capacity as President of Lee M. Bass, Inc., may also be deemed a beneficial owner of such shares.

(14) Panther City Investment Company, solely in its capacity as Trustee of the Samantha Sims Bass Successor Trust, may also be deemed a beneficial owner of such shares.

(15) Mr. Sid. R. Bass, solely in his capacity as President of Sid R. Bass, Inc., may also be deemed a beneficial owner of such shares.

(16) Mr. Thomas M. Taylor, solely in his capacity as President of Thomas M. Taylor & Co., may also be deemed a beneficial owner of such shares.

(17) Such amount does not include shares held in Annie R. Bass Grandson's Trust for Lee M. Bass and Annie R. Bass Grandson's Trust for Sid R. Bass, for both of which Mr. Hallman serves as trustee.

(18) Mr. Gosman served as CEO of Operating Company until August 1998. Based on filings made by Mr. Gosman prior to his resignation on August 3, 1998 and subsequent information reported to The Meditrust Companies. Mr. Gosman has not been required to make filings since his resignation; therefore The Meditrust Companies can not verify the accuracy of this disclosure.

    The information reflected for certain beneficial owners listed under the heading "5% Shareholders" is based on statements and reports filed with the SEC and furnished to The Meditrust Companies by such holders. No independent investigation concerning the accuracy thereof has been made by The Meditrust Companies.

              ANNUAL MEETING PROPOSALS OF THE MEDITRUST COMPANIES

ANNUAL REPORT

    The Annual Report of the Company for the fiscal year ended December 31, 1998, including financial statements, audited and reported upon by PricewaterhouseCoopers, L.L.P., independent accountants, is being mailed herewith to each of the Company's shareholders of record at the close of business on June 7, 1999.

EXECUTIVE COMPENSATION--MEDITRUST

    The following table sets forth the compensation paid to those individuals who served as Meditrust's Chief Executive Officer, or in a similar capacity, and the four other most highly compensated executive officers other than the Chief Executive Officer, or such individuals who served in a similar capacity, in 1998 for services rendered in all capacities to Meditrust and its subsidiaries during the fiscal years ended December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM COMPENSATION AWARDS
                                                                             --------------------------------------
                                                                             RESTRICTED   SECURITIES
                                                     ANNUAL COMPENSATION       STOCK      UNDERLYING    ALL OTHER
                                                   -----------------------     AWARDS      OPTIONS/    COMPENSATION
NAME AND PRINCIPAL POSITION               YEAR     SALARY ($)   BONUS ($)      ($)(6)      SARS (#)       ($)(1)
---------------------------------------  -------   ----------   ----------   ----------   ----------   ------------
David F. Benson........................     1998     500,000    319,912(3)    2,812,500     375,000        6,860
  CEO and President                         1997     350,000    391,384(3)                                 6,610
                                            1996     290,000    335,997(3)                                 6,370

Michael S. Benjamin....................     1998     300,000    194,718(4)    1,125,000     150,000        6,785
  Senior Vice President                     1997     200,000    238,141(4)                                 6,536
  and Secretary                             1996     175,000    240,318(4)                                 6,305

Michael F. Bushee......................     1998     300,000    194,718(4)    1,125,000     150,000        6,627
  Chief Operating                           1997     200,000    238,141(4)                                 6,377
  Officer                                   1996     175,000    240,318(4)                                 6,305

Laurie T. Gerber.......................     1998     250,000    150,000       1,125,000     150,000        6,157
  Chief Financial Officer                   1997     155,000    149,525(5)                                 5,907
                                            1996(2)     6,458    13,370(5)                                     0

------------------------

(1) Includes 401(k) plan contribution of $5,000, $5,000, $5,000 and $5,000 in
    1998, $4,750, $4,750, $4,750 and $4,750 in 1997 and $4,750, $4,750, $4,750
    and $0 in 1996, and term life insurance premium payments of $1,860, $1,785, $1,627 and $1,157 in 1998, $1,860, $1,785, $1,627 and $1,157 in 1997 and
    $1,620, $1,555, $1,555 and $0 in 1996, on behalf of Messrs. Benson, Benjamin and Bushee and Ms. Gerber, respectively.

(2) Ms. Gerber commenced her employment with Meditrust in December 1996.

(3) For the years 1998, 1997 and 1996, $69,912, $167,286 and $121,832 of which relates to Meditrust's issuance to Mr. Benson of (i) 2,558 Shares in four installments valued at $36.38, $30.94, $26.81 and $16.00 per Share on January 2, 1998, April 1, 1998, July 1, 1998 and October 1, 1998; (ii) 5,097

    Shares in three installments valued at $30.27, $31.89 and $36.38 per Share on April 1, 1997, July 1, 1997 and October 10, 1997; and (iii) 514 Shares and 3,827 Shares valued at $27.88 and $28.09 per Share on April 12, 1996 and July 8, 1996. All issuance prices were the closing prices for Shares on the New York Stock Exchange on the respective dates of issuance.

(4) For the years 1998, 1997 and 1996, $44,718, $86,875 and $130,318 of which relates to Meditrust's issuance to each of Messrs. Benjamin and Bushee of
    (i) 1,646 Shares in four installments valued at $36.38, $30.94, $26.81 and $16.00 per Share on January 2, 1998, April 1, 1998, July 1, 1998 and October 1, 1998; (ii) 2,734 Shares in installments valued at $30.27, $31.89 and $36.38 per Share on April 1, 1997, July 1, 1997 and January 2, 1998; and
    (iii) 308, 2,792, 1,135 and 307 Shares valued at $27.88, $28.09, $29.23 and
    $32.77 per Share on April 12, 1996, July 8, 1996, October 3, 1996 and January 3, 1997. All issuance prices were the closing prices for Shares on the New York Stock Exchange on the respective dates of issuance.

(5) For the years 1997 and 1996, $39,472 and $13,370 of which relates to Meditrust's issuance to Ms. Gerber of (i) 1,224 Shares in three equal installments valued at $30.27, $31.89 and $34.59 per Share on April 1, 1997, July 1, 1997 and October 10, 1997 and (ii) 408 Shares valued at $32.77 per Share on January 3, 1997. All issuance prices are the closing prices for Shares on the New York Stock Exchange on the respective dates of issuance.

(6) On July 31, 1998, Meditrust issued 125,000, 50,000, 50,000 and 50,000 Shares of restricted stock, which as of December 31, 1998 had a value of $1,875,000, $750,000, $750,000 and $750,000, to Messrs. Benson, Benjamin and
    Bushee and Ms. Gerber. The restricted stock vests on the earlier of the 8th year or upon achievement of the following criteria: achievement of funds from operations of $2.92 in 2000, $3.10 in 2002, $3.48 in 2003 and $3.69 in
    2004. All of the restricted stock immediately vests upon a change of control of Meditrust. Dividends were paid in August, September and November.

    The following table sets forth information concerning the grant of stock options to the following persons during the fiscal year ended December 31, 1998:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               NUMBER OF
                                              SECURITIES     PERCENT OF TOTAL                                 GRANT DATE
                                              UNDERLYING      OPTIONS GRANTED       EXERCISED                   PRESENT
                                                OPTIONS        TO EMPLOYEES        BASED PRICE   EXPIRATION      VALUE
NAME                                          GRANTED(#)          IN 1998           ($/SHARE)       DATE        ($)(1)
--------------------------------------------  -----------  ---------------------  -------------  -----------  -----------
David F. Benson.............................     375,000                27              13.44         12/08      393,750
Michael S. Benjamin.........................     150,000                11              13.44         12/08      157,500
Michael F. Bushee...........................     150,000                11              13.44         12/08      157,500
Laurie T. Gerber............................     150,000                11              13.44         12/08      157,500

------------------------

(1) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the grant date present value of the options set forth in this table. The option pricing model assumed an estimated volatility of 33%, dividend yield of 14%, risk-free rate of return of 4.35% and an expected life of 4 years from the grant date.

    The following table sets forth information concerning exercises of stock options by the following persons during the fiscal year ended December 31, 1998 and the number and value of their stock options at December 31, 1998:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                                                 VALUE OF
                                                                                                               UNEXERCISED
                                                                                                              IN-THE- MONEY
                                                    SHARES                          NUMBER OF SECURITIES        OPTIONS AT
                                                   ACQUIRED            VALUE       UNDERLYING UNEXERCISED        12/31/98
                                                      ON             REALIZED      OPTIONS AT 12/31/98 (#)   ($)EXERCISABLE/
NAME                                              EXERCISE(#)         ($)(1)       EXERCISABLE/UNEXERCISABLE  UNEXERCISABLE(2)
---------------------------------------------  -----------------  ---------------  -----------------------  ------------------
David F. Benson..............................              0                 0           187,095/759,513          0/585,000
Michael S. Benjamin..........................              0                 0           104,138/438,385          0/234,000
Michael F. Bushee............................              0                 0           104,138/438,385          0/234,000
Laurie T. Gerber.............................              0                 0            24,031/246,129          0/234,000

------------------------

(1) Market value of underlying securities at exercise, less the exercise price.

(2) Market value of $15.00 as of December 31, 1998, less the exercise price.

                    REPORT OF THE COMPENSATION COMMITTEE(1)

    In determining the compensation to be paid to Meditrust's executive officers, the Compensation Committee (the "Compensation Committee") strives to
(i) reward executives for achievement of Meditrust's strategic goals and the enhancement of shareholder value and (ii) attract, motivate and retain highly-trained and talented executives who are vital to Meditrust's long-term success. Individual compensation packages are generally set at levels believed by the Compensation Committee to correspond to the median range of compensation paid to individuals serving in comparable positions at other real estate investment trusts with publicly-traded securities (including those comprising the National Association of Real Estate Investment Trusts Index referred to in the performance graph set forth hereinafter). At present, Meditrust's compensation package is comprised of a base salary, an annual cash bonus, long-term incentives in the form of stock options and stock grants and other benefits typically offered to executives by major corporations.

SALARIES

    During 1998, the Board of Directors, on the recommendation of the Compensation Committee, increased the salaries paid to each of the four most highly compensated executive officers of Meditrust (collectively, the "Senior Executives"). These salary increases, as well as those of other Meditrust executives, were based on cost-of-living adjustments, position tenure, subjective assessments of individual performance, comparability considerations and competitive data, including asset growth, revenue growth, cash flow growth and total return to shareholders.

    Under certain circumstances, Section 162(m) of the Internal Revenue Code denies a deduction for compensation in excess of $1 million paid to an individual who is the chief executive officer or one of the four next most highly paid officers of a corporation. In general, compensation from all sources is taken into account including salary, bonus and income realized from the exercise of non-qualified stock options. Because it is a real estate investment trust, and based on the advice of counsel, Meditrust believes that the denial of deductions by Section 162(m) is not likely to have any adverse impact on Meditrust. A real estate investment trust is subject to tax on its "real estate investment trust taxable income," which is taxable income subject to adjustments and reduced by a deduction for dividends paid. Meditrust expects to pay sufficient dividends such that it will have no real estate investment trust taxable income even if Section 162(m) were to be applicable to compensation paid to one or more of its officers.

BONUS AWARDS

    Executive officers of Meditrust were awarded cash bonuses in 1998 based on the Compensation Committee's assessment of Meditrust's and the employees' performance. The performance measures reviewed by the Compensation Committee included Meditrust's success in implementing the restructuring plan.

------------------------

(1) The report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Joint Proxy Statement into any filings of The Meditrust Companies pursuant to the Securities Act or the Exchange Act, except to the extent The Meditrust Companies specifically incorporate this report by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

EQUITY INCENTIVE PLANS

    The Compensation Committee administers Meditrust's 1995 Share Award Plan. Stock options and stock grants are awarded under this plan in order to provide incentives to Directors, officers and key employees of Meditrust to maximize their efforts on behalf of Meditrust, to attract and retain those highly competent individuals upon whose judgment, initiative and leadership Meditrust's continuing success largely depends and to align the interests of the Directors, officers and key employees of Meditrust with those of Meditrust's shareholders. The size of individual option and stock grants is determined by the Compensation Committee based on its comparison of option and stock grants to executives with similar responsibilities in other companies and the executive's level of responsibility and relative importance to the operations of Meditrust.

    It is the present policy of the Compensation Committee to review periodically Meditrust's stock option and stock grant award levels and the over-all effectiveness of Meditrust's equity incentive plans in achieving the objectives of Meditrust.

OTHER COMPENSATION PLANS

    Meditrust maintains certain broad-based employee benefit plans in which the Senior Executives participated. These plans include a 401(k) savings plan, life, disability and health insurance plans and allowances for automobile use. These plans are not directly or indirectly tied to Meditrust's performance.

                                          Submitted by,
                                          C. Gerald Goldsmith, Chairman
                                          Thomas J. Magovern
                                          Gerald Tsai, Jr.
                                          Thomas M. Taylor

EXECUTIVE COMPENSATION--OPERATING COMPANY

    The following table sets forth the compensation paid to those individuals who served as Operating Company's Chief Executive Officer, or in a similar capacity, and the two other most highly compensated executive officers other than the Chief Executive Officer (collectively, the "Operating Company Senior Executives"), or such individuals who served in a similar capacity, in 1998 for services rendered in all capacities to Operating Company and its subsidiaries during the fiscal years ended December 31, 1998, 1997 and 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                                                     ------------
                                                             ANNUAL COMPENSATION      RESTRICTED     ALL OTHER
                                                            ----------------------   STOCK AWARDS   COMPENSATION
NAME AND PRINCIPAL POSITION                        YEAR     SALARY ($)   BONUS ($)       ($)           ($)(1)
------------------------------------------------  -------   ----------   ---------   ------------   ------------
Abraham D. Gosman...............................     1998(2)   591,669   1,000,000         (3)         5,874
  Former Chief                                       1997(2)   140,580           0        0           26,616(4)
  Executive Officer                                  1996(2)       N/A         N/A      N/A              N/A

William C. Baker................................     1998           0       45,844         (5)              (6)
  President                                          1997     300,000      350,000        0            4,352(7)
                                                     1996     225,000      250,000        0            3,264

Edward J. Robinson..............................     1998(8)   187,501           0        0            1,250(6)
  Chief Operating                                    1997(8)       N/A         N/A      N/A              N/A
  Officer                                            1996(8)       N/A         N/A      N/A              N/A

------------------------

(1) Includes 401(k) plan contribution of $5,000, $0 and $1,250 in 1998, $741, $0 and $0 in 1997 and $0, $0 and $0 in 1996, and term life insurance premium payments of $874, $0 and $1,250 in 1998, $136, $4,352 and $0 in 1997 and $0,
    $3,264 and $0 in 1996, on behalf of Messrs. Gosman, Baker and Robinson.

(2) Mr. Gosman became the Chief Executive Officer of Operating Company on November 5, 1997. He was not otherwise employed by Operating Company until that date. Information provided with respect to 1997 is for the period November 5, 1997 through December 31, 1997.

(3) On July 28, 1998, Operating Company issued 800,000 Shares of restricted stock at $25.25 per Share to Mr. Gosman, which as of the grant date had a value of $20,200,000. This grant was forfeited on November 14, 1998. Dividends were paid in August, September and November of 1998.

(4) Reflects the dollar value as of December 31, 1997, of the benefit to Mr. Gosman of the portion of the premium paid by Operating Company in 1997 with respect to a split-dollar life insurance agreement (see "Further Information Regarding the Boards of Directors and Executive Officers" below for a description of such agreement). The benefit for 1997 was determined by calculating the time value of money (using applicable short-term federal funds rate of 5.68%) of the portion of the premium paid by the employer in 1997 ($468,600) relating to non-term life insurance for the period from May 19, 1997 (the date on which the premium was paid) until June 18, 1998 (which was the earliest date on which the employer could terminate the agreement and obtain a refund of the premium paid). Operating Company assumed the obligations of Meditrust under such split-dollar life insurance agreement on November 5, 1997.

(5) On July 31, 1998, Operating Company issued 75,000 Shares of restricted stock at $22.50 per Share to Mr. Baker, which as of the grant date had a value of $1,687,500. As of December 31, 1998 the restricted stock had a value of $1,125,000. This grant was forfeited on January 4, 1999. Dividends were paid in August, September and November.

(6) Does not include severance payments of $1,723,800 and $1,234,651 paid to Messrs. Baker and Robinson.

(7) Does not include severance payments of $1,583,233 paid in 1997 to Mr. Baker.

(8) Mr. Robinson became the Chief Operating Officer of Operating Company in April 1998 and ceased to be employed by Operating Company in August 1998. He was not otherwise employed by Operating Company until that date. Information provided with respect to 1998 is for the period commencing in April 1998.

    The following table sets forth information concerning exercises of stock options by the following persons during the fiscal year ended December 31, 1998 and the number and value of their stock options at December 31, 1998:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                                        VALUE OF
                                                                                                   UNEXERCISED IN-THE-
                                              SHARES                    NUMBER OF SECURITIES        MONEY OPTIONS AT
                                             ACQUIRED      VALUE       UNDERLYING UNEXERCISED           12/31/98
                                                ON        REALIZED     OPTIONS AT 12/31/98 (#)       ($)EXERCISABLE/
NAME                                        EXERCISE(#)    ($)(1)     EXERCISABLE/UNEXERCISABLE       UNEXERCISABLE
------------------------------------------  -----------  ----------  ---------------------------  ---------------------
Abraham D. Gosman.........................      25,234      328,039                 0/0                       0/0
William C. Baker..........................      75,000    1,200,000                 0/0                       0/0
Edward J. Robinson........................           0            0                 0/0                       0/0

------------------------

(1) Market value of underlying securities at exercise, less the exercise price.

                    REPORT OF THE COMPENSATION COMMITTEE(2)

    In determining the compensation to be paid to Operating Company's executive officers, the Compensation Committee of Operating Company (the "Operating Company Compensation Committee") strives to (i) reward executives for achievement of Operating Company's strategic goals and the enhancement of shareholder value and (ii) attract, motivate and retain highly-trained and talented executives who are vital to Operating Company's long-term success. At present, Operating Company's compensation package is comprised of a base salary, an annual cash bonus, long-term incentives in the form of stock options and stock grants and other benefits typically offered to executives by major corporations.

SALARIES

    During 1998, the Board of Directors, on the recommendation of the Operating Company Compensation Committee, increased the salaries paid to Operating Company's Chief Executive Officer as well as other Operating Company executives. These salary increases were based on cost-of-living adjustments, position tenure, subjective assessments of individual performance, comparability considerations and competitive data, including asset growth, revenue growth, cash flow growth and total return to shareholders.

    To the extent readily determinable, and as one of the factors of compensation matters, the Operating Company Compensation Committee considers the anticipated tax treatment to Operating Company and to the executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights. Further interpretations of and changes in the tax laws and other factors beyond the Operating Company Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Operating Company Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Operating Company Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

BONUS AWARDS

    Executive officers of Operating Company were awarded cash bonuses in 1998 based on the Operating Company Compensation Committee's assessment of Operating Company's and the employees' performance. The performance measures reviewed by the Operating Company Compensation Committee included Operating Company's success in implementing the restructuring plan.

------------------------

(2) The report of the Operating Company Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Joint Proxy Statement into any filings of The Meditrust Companies pursuant to the Securities Act or the Exchange Act, except to the extent The Meditrust Companies specifically incorporate this report by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

EQUITY INCENTIVE PLANS

    The Operating Company Compensation Committee administers Operating Company's 1995 Share Award Plan. Stock options and stock grants are awarded under this plan in order to provide incentives to Directors, officers and key employees of Operating Company to maximize their efforts on behalf of Operating Company, to attract and retain those highly competent individuals upon whose judgment, initiative and leadership Operating Company's continuing success largely depends and to align the interests of the Directors, officers and key employees of Operating Company with those of Operating Company's shareholders. The size of individual option and stock grants is determined by the Operating Company Compensation Committee based on its comparison of option and stock grants to executives with similar responsibilities in other companies and the executive's level of responsibility and relative importance to the operations of Operating Company.

    It is the present policy of the Operating Company Compensation Committee to review periodically Operating Company's stock option and stock grant award levels and the over-all effectiveness of Operating Company's equity incentive plans in achieving the objectives of Operating Company.

OTHER COMPENSATION PLANS

    Operating Company maintains certain broad-based employee benefit plans in which the Operating Company Senior Executives participated. These plans include a 401(k) savings plan, life, disability and health insurance plans and allowances for automobile use. These plans are not directly or indirectly tied to Operating Company's performance.

                                          Submitted by,
                                          C. Gerald Goldsmith, Chairman
                                          Thomas J. Magovern
                                          Gerald Tsai, Jr.
                                          Thomas M. Taylor

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to The Meditrust Companies during its most recent fiscal year, Forms 5 and amendments thereto furnished to The Meditrust Companies with respect to its most recent fiscal year and written representations furnished to The Meditrust Companies, no officer, Director or 10% beneficial owner of The Meditrust Companies failed to timely file a required Form except for Mr. Edward Robinson, former Chief Operating Officer of Operating Company. Mr. Robinson, whose employment with Operating Company terminated on August 31, 1998, failed to timely file a Form 3 when he initially became an executive officer on April 15, 1998. A Form 3 was filed for Mr. Robinson on May 12, 1998.

PERFORMANCE GRAPH(3)

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the shares of Meditrust's Predecessor and The Meditrust Companies against the cumulative market-weighted return of the Standard & Poor's Composite 500 Stock Index and the National Association of Real Estate Investment Trusts ("NAREIT") All REIT Total Return Index (which is comprised of all tax-qualified real estate investment trusts, without regard to investment focus, listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System) for the period of five fiscal years commencing January 1, 1994 and ending December 31, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MEDITRUST    S&P 500    NAREIT
12/31/1993      $100.00    $100.00    $100.00
1994            $101.80    $101.31    $100.81
1995            $125.72    $139.23    $119.26
1996            $154.19    $171.19    $161.90
1997            $180.71    $228.32    $192.44
1998             $90.48    $293.57    $156.22

                                                  12/31/93     1994       1995       1996       1997       1998
                                                  ---------  ---------  ---------  ---------  ---------  ---------
Meditrust.......................................  $  100.00  $  101.80  $  125.72  $  154.19  $  180.71  $   90.48
S&P 500.........................................  $  100.00  $  101.31  $  139.23  $  171.19  $  228.32  $  293.57
NAREIT..........................................  $  100.00  $  100.81  $  119.26  $  161.90  $  192.44  $  156.22

------------------------

(3) Assumes that the value of an investment in Meditrust Shares and each index was $100 on December 31, 1993 and that all dividends were reinvested on a monthly basis.

PROPOSAL 1--ELECTION OF DIRECTORS OF THE MEDITRUST COMPANIES

    The respective Boards of Directors of each of The Meditrust Companies are divided into three classes. Each class has a term of three years and the terms are staggered so that in each year only one class of Directors for each of The Meditrust Companies is elected. The nominees standing for re-election in 1999 for each of The Meditrust Companies and, in the case of James P. Conn, standing for re-election in 1999 for Meditrust only, together with the Directors whose terms do not expire, are listed below. It is the intention of the persons named as proxies in the accompanying form of proxy (unless otherwise indicated) to vote such proxies to elect the nominees for Director named in the following table, all of whom are currently members of the Board of Directors. If elected, the nominees will serve as Directors until The Meditrust Companies 2002 annual meeting and until their successors are chosen and qualified. In the event that any of the nominees becomes unavailable (which is not now anticipated by The Meditrust Companies), the persons named as proxies have discretionary authority to vote for a substitute or to reduce the number of Directors to be fixed and elected. The Boards of Directors have no reason to believe that any of said persons will be unwilling or unable to serve if elected. Election of each of the nominees will require the affirmative vote of a majority of the stock having voting power present in person or represented by proxy and voting at the Meditrust Meeting or the Operating Company Meeting, provided that such majority is at least a majority of the number of shares required to constitute a quorum. Abstentions and broker non-votes with regard to any item being acted upon at the Companies Meetings will not be treated as votes cast.

                             NOMINEES FOR DIRECTOR

                                                                                            DIRECTOR OF
                                                                                          NAMED ENTITY AND
NAME AND PRINCIPAL                                                                        ITS PREDECESSOR
OCCUPATION OR EMPLOYMENT                         AGE               DIRECTOR OF                 SINCE        TERMS EXPIRE
-------------------------------------------      ---      ------------------------------  ----------------  -------------
James P. Conn .............................          61             Meditrust                         1995         1999
  Managing Director and Chief Investment
  Officer of Financial Security Assurance,
  Inc., an insurance company

Stephen E. Merrill ........................          52      Meditrust and Operating         1998 and 1998         1999
  President, Bingham Consulting Group, LLC                           Company

Thomas M. Taylor ..........................          56      Meditrust and Operating         1998 and 1998         1999
  President of Thomas M. Taylor & Co., an                            Company
  investment consulting firm

THE BOARDS OF DIRECTORS OF THE MEDITRUST COMPANIES RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                              CONTINUING DIRECTORS

                                                                                            DIRECTOR OF
                                                                                          NAMED ENTITY AND
NAME AND PRINCIPAL                                                                        ITS PREDECESSOR
OCCUPATION OR EMPLOYMENT                         AGE               DIRECTOR OF                 SINCE        TERMS EXPIRE
-------------------------------------------      ---      ------------------------------  ----------------  -------------
William C. Baker ..........................          65         Operating Company                     1991         2000
  President and Treasurer of Operating

David F. Benson ...........................          50      Meditrust and Operating         1991 and 1997         2001
  Chief Executive Officer, President and                             Company
  Treasurer of Meditrust

Nancy G. Brinker ..........................          52      Meditrust and Operating         1998 and 1998         2001
  Founding Chairman, Susan G. Komen Breast                           Company
  Cancer Foundation

Edward W. Brooke ..........................          79      Meditrust and Operating         1985 and 1997         2000
  Retired                                                            Company

William G. Byrnes .........................          48         Operating Company                     1998         2001
  Professor of Finance,
  Georgetown University Business School

John C. Cushman, III ......................          58             Meditrust                         1996         2000
  President and Chief Executive Officer of
  Cushman Realty Corporation, a commercial
  real estate brokerage firm

C. Gerald Goldsmith .......................          71      Meditrust and Operating         1997 and 1997         2000
  Independent investor and financial                                 Company
  consultant

Thomas J. Magovern ........................          56      Meditrust and Operating         1985 and 1997         2001
  Financial/Real Estate Consultant                                   Company

    William C. Baker has been a Director of Operating Company since 1991 and has been President and Treasurer of Operating Company since August 1998. Mr. Baker was Chief Executive Officer of Santa Anita Realty Enterprises from April 1996 to August 1996. Mr. Baker was the President of Red Robin International, Inc., a restaurant company, from 1993 to 1995, a private investor from 1988 to 1992 and Chairman of the Board and Chief Executive Officer of Del Taco, Inc. from 1976 to 1988. He has also served as Chairman of the Board of Coast Newport Properties since 1991. Mr. Baker is a Director of Callaway Golf Company and Public Storage, Inc. He is also the President and Chief Executive Officer of Los Angeles Turf Club, Incorporated.

    David F. Benson has been a Director of Meditrust since 1991 and a Director of Operating Company since 1997. Mr. Benson has been interim Chief Executive Officer of Meditrust since August 1998, President of Meditrust since September 1991 and Treasurer since October 1996. Mr. Benson also served as Treasurer of Meditrust from January 1986 to May 1992. He was Treasurer of the Mediplex Group, Inc. from January 1986 through June 1987. He was previously associated with the Boston office of PricewaterhouseCoopers, L.L.P. from 1975 to 1985 where he specialized in providing financial services to a variety of health care clients. Previous to that Mr. Benson was associated with the New York investment banking firm, Brown Brothers Harriman & Company. Mr. Benson is also a trustee of Mid-Atlantic Realty Trust, a shopping center REIT, traded on the New York Stock Exchange, and a non-executive Director of NHP, Plc, a UK company specializing in the purchase and leasing of purpose-built nursing homes.

    Nancy G. Brinker has been a Director of The Meditrust Companies since April 1998. She has served as Founding Chairman of the Susan G. Komen Breast Cancer Foundation since 1982, and she has been a healthcare consultant since 1992. She was a Director of Caremark, Intl. from 1993 to 1996 and Chief Executive Officer of In Your Corner, Inc., a health and wellness products and information company from October 1995 to April 1998. She is a member of the Board of Directors of Physician Reliance Network, Inc.

    Edward W. Brooke has been a Director of Meditrust since 1985 and a Director of Operating Company since 1997. Senator Brooke was a partner of O'Connor & Hannan, a Washington, D.C. law firm, from 1979 until January 1997. From 1979 until October 1990 he was Of Counsel to Csaplar & Bok, a Boston law firm. He was United States Senator from Massachusetts from January 1967 to January 1979 and the Massachusetts Attorney General from 1963 to 1967.

    William G. Byrnes has been a Director of Operating Company since April 1998. He has been appointed a Distinguished Teaching Professor of Finance at the Georgetown University Business School, effective August 1998. He was a Managing Director of BT Alex. Brown (and its predecessor, Alex. Brown & Sons Incorporated) from 1981 through February 1998. He is a member of the Board of Directors of JDN Realty Corporation and Security Capital Preferred Growth, Incorporated.

    James P. Conn has been a Director of Meditrust since 1995. Mr. Conn had been the Managing Director and Chief Investment Officer of Financial Security Assurance, Inc., an insurance company. He was also the President and Chief Executive Officer of Bay Meadows Operating Company, a horse racing operator, from 1988 to 1992. Mr. Conn is a Trustee of the investment companies; Gabelli Equity Trust and Gabelli Global Multimedia Trust and a member of the Board of Directors of First Republic Bank.

    John C. Cushman, III has been a Director of Meditrust since 1996. Mr. Cushman has been the President and Chief Executive Officer of Cushman Realty Corporation since 1978. He is a Director of National Golf Properties, Inc., an owner of golf courses.

    C. Gerald Goldsmith has been a Director of The Meditrust Companies since August 1997. Mr. Goldsmith was Chairman and President of I.C.D., a New York Stock Exchange listed company from 1972 to 1976, and since then he has been an independent investor and financial advisor. He currently serves as a Director of Nine West Group, Inc., Palm Beach National Bank & Trust Company, American Banknote Corporation, Innkeepers USA Trust and Plymouth Rubber. He also serves as Chairman of the Board of Intercoastal Health Foundation.

    Thomas J. Magovern has been a Director of Meditrust since 1985 and a Director of Operating Company since 1997. Mr. Magovern was a Regional Vice President of Real Estate Asset Management of Summit Bank (successor to United Jersey Bank), a New Jersey banking institution, from November 1995 to 1998. He was a principal of Nationwide Financial Corp., a real estate consulting firm, from September 1993 to October 1995. Mr. Magovern was Executive Vice President of Northeast Savings, F.A. from January 1991 until February 1993. Prior to that time he had been Senior Vice President of City Savings Bank, F.S.B. from April 1989 until January 1991 and a Vice President of that bank for more than five years.

    Stephen E. Merrill has been a Director of The Meditrust Companies since May 1998. Mr. Merrill is the President of Bingham Consulting Group, LLC, and was Of Counsel to the law firm Choate, Hall & Stewart from March 1997 to February 1999. Previously, Mr. Merrill served as Governor of the State of New Hampshire from 1993 through 1997. He was senior partner in the law firm Merrill & Broderick from 1989 through 1993 and served as Attorney General for the State of New Hampshire from 1985 through 1989.

    Thomas M. Taylor has been a Director of The Meditrust Companies since 1998. Mr. Taylor has been interim Chairman of the Boards of Meditrust and Operating Company since August 1998. Prior to that he was Chairman of the Board of La Quinta Inns, Inc. from 1994 to 1998. He has been President of the investment consulting firm, Thomas M. Taylor & Co. since 1985 and President of TMT-FW, Inc., a diversified investment firm, since September 1989. Mr. Taylor is also Director of Kirby Corporation, MacMillan Bloedel Limited, Moore Corporation Limited, Agrium Inc. and John Wiley & Sons, Inc., and Chairman of the Board of Encal Energy, Ltd.

INFORMATION REGARDING THE BOARD OF DIRECTORS OF MEDITRUST

    The Board of Directors of Meditrust met 29 times in 1998. Each Director of Meditrust attended at least 75% of the meetings of the Board of Directors and all committees on which he or she served in 1998.

    The Executive Committee, consisting of Messrs. Taylor, Brooke, Amaral, Lowe (retired) and Gosman (resigned), exercises all of the powers of the Board of Directors between meetings of the Board of Directors, except such powers as are reserved to the Board of Directors by law. The Executive Committee, acting in its capacity as the Nominating Committee, also makes recommendations to the Board of Directors concerning the Board's size and composition and suggests prospective candidates for Director. The Executive Committee will consider shareholder recommendations for nominees for Director. Shareholders of Meditrust wishing to make recommendations should write to the Executive Committee c/o Michael S. Benjamin, Esquire, Senior Vice President and Secretary, Meditrust Corporation, 197 First Avenue, Suite 300, Needham Heights, Massachusetts 02494. The Executive Committee met 3 times in 1998.

    The Audit Committee, consisting of Messrs. Amaral, Conn, Taylor and Lowe (retired) and Ms. Brinker, confers with PricewaterhouseCoopers, L.L.P., independent accountants, regarding the plans, scope and results of their audits and any recommendations they may have with respect to internal accounting controls and other matters relating to accounting procedures and the books and records of Meditrust. The Audit Committee met 6 times in 1998.

    The Compensation Committee, consisting of Messrs. Goldsmith, Magovern, Tsai and Taylor, reviews the compensation of and other employment matters relating to Meditrust's officers and administrative employees and grants awards under Meditrust's Share Award Plan. The Compensation Committee met 8 times in 1998.

    The Investment Committee of Meditrust, consisting of Messrs. Brooke, Amaral, Cushman, Merrill, Taylor and Gosman (resigned), has general oversight and review of all of Meditrust's real estate financing transactions, and has authority to approve financing transactions of up to $25 million. The Investment Committee met 14 times in 1998.

    The Ad Hoc/Special Committee of Meditrust, consisting of Messrs. Brooke, Merrill, Conn and Taylor, reviewed the issues relating to Mr. Gosman's separation from the Companies. The Ad Hoc/ Special Committee was established in 1998 and met 9 times in 1998.

INFORMATION REGARDING THE BOARD OF DIRECTORS OF OPERATING COMPANY

    The Board of Directors of Operating Company met 29 times in 1998. Each Director of Operating Company attended at least 75% of the meetings of the Board of Directors and all committees on which he or she served in 1998.

    The Executive Committee, consisting of Messrs. Taylor, Brooke, Amaral and Gosman (resigned), exercises all of the powers of the Board of Directors between meetings of the Board of Directors, except such powers as are reserved to the Board of Directors by law. The Executive Committee, acting in its capacity as the Nominating Committee, also makes recommendations to the Board of Directors concerning the Board's size and composition and suggests prospective candidates for Director. The Executive Committee will consider shareholder recommendations for nominees for Director. Shareholders of Operating Company wishing to make recommendations should write to the Executive Committee c/o Gilbert G. Menna, Esquire, Secretary, Meditrust Operating Company, 197 First Avenue, Suite 100, Needham Heights, Massachusetts 02494. The Executive Committee met 3 times during 1998.

    The Audit Committee, consisting of Messrs. Amaral, Taylor and Lowe (retired) and Ms. Brinker, confers with PricewaterhouseCoopers, L.L.P., independent accountants, regarding the plans, scope and results of their audits and any recommendations they may have with respect to internal accounting controls and other matters relating to accounting procedures and the books and records of Operating Company. The Audit Committee met 6 times in 1998.

    The Compensation Committee, consisting of Messrs. Goldsmith, Magovern, Tsai, Taylor and Lanni (resigned), reviews the compensation of and other employment matters relating to Operating Company's officers and administrative employees and grants awards under Operating Company's Share Award Plan. The Compensation Committee met 8 times in 1998.

    The Acquisition Committee, consisting of Messrs. Taylor, Baker, Benson, Goldsmith and Byrnes, reviews and recommends to the Board of Directors all transactions involving business acquisitions. The Acquisition Committee met 2 times in 1998.

    The Ad Hoc/Special Committee, consisting of Messrs. Taylor, Baker and Byrnes, reviewed the issues relating to Mr. Gosman's separation from the Companies. The Ad Hoc/Special Committee was established in 1998 and met 9 times in 1998.

FURTHER INFORMATION REGARDING THE BOARDS OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS COMPENSATION

    The Meditrust Companies pay each Director who is not otherwise an employee of The Meditrust Companies a fee of $30,000 per year for services as a Director plus $1,000 per day for attendance at each meeting of the full Board of Directors. In addition, the Chairman and each member of a committee of the Board of Directors are paid $1,250 and $1,000, respectively, for attendance at a committee meeting. The Meditrust Companies reimburse the Directors for travel expenses incurred in connection with their duties as Directors of The Meditrust Companies. In addition, The Meditrust Companies from time to time pays Directors additional fees in connection with various special projects.

    Meditrust's Predecessor maintained a Trustee Retirement Plan for Trustees of Meditrust's Predecessor who had served on the Board for at least five years and who were not employed by Meditrust's Predecessor upon their retirement from the Board. Pursuant to the plan, Meditrust's Predecessor was obligated to issue to each eligible retired Trustee annual installments of Shares having a fair market value equal to the amount of the basic Trustee fee paid to such Trustee (most recently $30,000) during the last full year of such Trustee's service on the Board plus the amount payable to such Trustee for attendance at six Board meetings (most recently $6,000) during such year. Annual benefits will be paid for the number of years equal to the number of years that the retired Trustee served on the Board. During 1998, Meditrust paid $337,559, $337,559, $187,550 and $298,560 to each of Messrs. Brooke, Magovern, Tsai and Lowe respectively, former Trustees of Meditrust's Predecessor, in the form of unrestricted Meditrust shares which amounts were equal to the present value of each individuals' accumulated benefits. The Board has terminated such plan as it relates to existing Directors and has not instituted a replacement plan.

FINANCING ARRANGEMENT WITH EXECUTIVE OFFICER

    During 1996, Meditrust granted secured loans aggregating up to $240,000 to David F. Benson, with a weighted average interest rate of approximately 6% per annum. As of December 31, 1998, the balance outstanding on these loans was $90,341, all of which is payable on or before May 19, 2000.

EMPLOYMENT ARRANGEMENTS

    EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS. Effective January 1, 1999, each of David F. Benson, Michael S. Benjamin, Michael F. Bushee and Laurie T. Gerber (each, an "Executive") entered into an Employment Agreement with Meditrust. Mr. Benson's Employment Agreement provides that he will serve as President and Chief Executive Officer of Meditrust until the fourth anniversary of the effective date of his Employment Agreement. Messrs. Benjamin's and Bushee's and Ms. Gerber's Employment Agreements provide that they will serve as the Senior Vice President and General Counsel, Chief Operating Officer and Chief Financial Officer, respectively, of Meditrust until the third anniversary of the effective date of the respective Employment Agreement. Each Employment Agreement is automatically extended for an additional one-year term unless either of the respective parties thereto elects to terminate the respective Employment Agreement by notice in writing at least 90 days prior to the end of the term of such Employment Agreement. Each Executive is eligible to receive an annual bonus to be determined by the Compensation Committee of an amount between 75% and 100% of his base compensation in the case of Mr. Benson and between 40% and 80% of his or her base compensation in the case of each of Messrs. Benjamin and Bushee and Ms. Gerber.

    Upon termination of employment due to the death or disability of an Executive, all unexercisable stock options and non-vested stock-based grants and performance units will immediately vest and will be exercisable for 90 days. Additionally, Meditrust will provide health insurance coverage for at least two years.

    If an Executive's employment is terminated by such Executive for "good reason," or if Meditrust terminates his or her employment without "cause," Meditrust will pay such Executive a severance payment equal to, at a minimum, three times, in the case of Mr. Benson, and two times in the case of Messrs. Benjamin and Bushee and Ms. Gerber the sum of his or her average base compensation (determined in accordance with the respective Employment Agreement) and average incentive compensation (determined in accordance with the respective Employment Agreement) (for each Executive, the "Severance Payment").

    If a "Change in Control" (as defined in the respective Employment Agreement, which definition does not include a spin-off of the healthcare division to shareholders) occurs and the Executive's employment is terminated for any reason or no reason, in the case of Mr. Benson, or for any reason other than death, disability or voluntary resignation, in the case of Messrs. Benjamin or Bushee or Ms. Gerber, within two years of such Change in Control, Meditrust must pay the subject Executive a lump sum amount equal to such Executive's Severance Payment and all stock options and other stock-based awards and performance units will become immediately exercisable or non-forfeitable. In addition, Meditrust will provide Mr. Benson with a tax gross-up payment to cover any excise tax due.

    EMPLOYMENT ARRANGEMENTS WITH FORMER CHIEF EXECUTIVE OFFICER. Effective July 7, 1998, Abraham D. Gosman entered into an Employment Agreement pursuant to which his service as Chief Executive Officer of Operating Company was extended through December 31, 2002. Mr. Gosman's base compensation was $1,000,000 per year. In addition, Mr. Gosman was eligible to receive a bonus at the end of each fiscal year of up to 100% of his base compensation. Mr. Gosman was also awarded 800,000 performance shares and options to purchase 1,600,000 paired shares of The Meditrust Companies at $30.75 per paired share (the "Option"). The Option was scheduled to vest in 25% increments on each of February 27, 1999, February 27, 2000, February 27, 2001 and February 27, 2002. Mr. Gosman was issued 100,000 units in the Long Term Bonus Program. In the event of Mr. Gosman's termination following a change in the control of Operating Company or other than for cause, the Employment Agreement provided that Mr. Gosman would have the right to exchange up to 800,000 performance shares for an equal number of newly issued units in the Long Term Bonus Program. In the event that Mr. Gosman's employment was terminated upon a change of control of Operating Company or a termination other than for cause, the Employment Agreement provided that (i) all unvested performance shares would become immediately vested in full, (ii) all performance units issued (including units issued in exchange for performance shares) would become immediately vested in full with the value of each unit to be $50, (iii) any unvested options to purchase shares of Operating Company or The Meditrust Companies held by Mr. Gosman would become immediately vested and exercisable in full and (iv) Mr. Gosman would be paid a lump sum within 30 days of such termination equal to three times the sum of his base salary and maximum bonus opportunity for the year of termination. In the event of termination because of death or disability the Employment Agreement provided that Mr. Gosman or his estate would be paid his base salary and maximum bonus for the balance of the original term of the Agreement and, except in the event of Mr. Gosman's death, Operating Company would continue to make advance premium payments with respect to the split-dollar life insurance policy.

    In May 1995, Meditrust's Predecessor entered into a split-dollar agreement with a trust established by Mr. Gosman (the "Insurance Trust"), pursuant to which Meditrust's Predecessor and the Insurance Trust were to share in the premium costs of a life insurance policy purchased by the Insurance Trust that would pay a benefit of approximately $50 million upon the death of Mr. Gosman. The split-dollar agreement was assumed by Operating Company. Pursuant to such agreement, Operating Company agreed to advance the portion of the policy premiums not related to the term life insurance portion of the policy. Operating Company is entitled to reimbursement of the amounts advanced, without interest, upon the first to occur of (a) Mr. Gosman ceasing to be employed by the Company,
(b) the death of Mr. Gosman or (c) the surrender of the policy. Operating Company's right to reimbursement is secured by an assignment of the life insurance policy and a guaranty of Mr. Gosman in the amount of the excess, if any, of the premium paid by Operating Company over the cash surrender value of the insurance policy. In connection with the split-dollar agreement, Mr. Gosman agreed with Operating Company that if the split-dollar agreement was in effect at the time of his death and the net death benefit payable to the Insurance Trust was at least $24 million, then no shares owned by Mr. Gosman at his death would be sold by any of his heirs during the first year following his death and no more than 100,000 of such Shares would be sold during any three-month period in the second, third and fourth years following his death.

    On August 3, 1998, Abraham D. Gosman resigned from his position as Director and Chairman of the Boards of Directors of the Companies and Chief Executive Officer and Treasurer of Operating Company. On May 10, 1999, Meditrust and Operating Company entered into a Separation Agreement with Mr. Gosman pursuant to which Mr. Gosman received severance payments totaling $25 million in cash plus the continuation until 2002 of the split-dollar arrangements described above.

FAMILY RELATIONSHIPS

    There are no family relationships among any of the Directors or executive officers of The Meditrust Companies.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers, L.L.P. were the independent accountants of The Meditrust Companies for fiscal 1998. The Boards of Directors intend to select them as independent accountants of The Meditrust Companies for fiscal 1999 at its annual meeting on July 8, 1999. Representatives of PricewaterhouseCoopers, L.L.P. will be present at the Meditrust Meeting and the Operating Company Meeting and will be afforded an opportunity to make a statement if they desire to do so. Such representatives of PricewaterhouseCoopers, L.L.P. will also be available at that time to respond to appropriate questions addressed to the officer presiding at the Meditrust Meeting and the Operating Company Meeting.

CERTAIN TRANSACTIONS

    Meditrust currently subleases its principal executive offices from Continuum Care of Massachusetts, Inc. ("CCM"), which is wholly-owned by Abraham D. Gosman, Operating Company's former Chief Executive Officer, and his two adult sons, on the same terms as CCM's lease with its landlord. The lease provides for an average annual rental fee of $181,776 over the initial five-year term of the lease, which expired on March 31, 1999. The lease has been extended until January 31, 2001. Operating Company currently subleases its office from Meditrust.

    In April 1995, Meditrust provided $11,287,581 of financing to an affiliate of Life Care Centers of America, Inc. ("Life Care") for the construction of a health care facility in West Bridgewater, Massachusetts. Life Care retained CCM to construct the facility pursuant to a turnkey development agreement in such amount, of which approximately $561,943 remains payable under the terms of the agreement. Final payment will occur upon the achievement of specified performance criteria by the facility.

    During 1995, 1996, 1997 and 1998, Meditrust agreed to provide mortgage and sale/leaseback financing in the aggregate amount of $236,503,180 (of which $222,663,076 had been funded through March 31, 1999) to entities controlled directly or indirectly by Mr. Gosman and which are currently outstanding for the construction and/or permanent financing of 10 health care facilities located in Palm Beach, Florida (two facilities), Princeton, New Jersey, Needham, Massachusetts, Dedham, Massachusetts, Park Ridge, New Jersey, Deerfield Beach, Florida, Boynton Beach, Florida, Jensen Beach, Florida and Bonita Springs, Florida.

    On January 22, 1998 and January 30, 1998, Meditrust acquired all of the assets of, or all of the partnership interests in, 11 limited partnerships in which Mr. Gosman held a minority equity interest, for an aggregate purchase price of $110,527,841. The limited partnerships held medical office buildings, which Meditrust currently leases directly to the occupants thereof.

    During 1997 and 1998, Meditrust agreed to provide mortgage financing in the aggregate of $68,675,000 (of which $63,250,000 had been funded through March 31, 1999), to certain limited partnerships in which Mr. Gosman holds a minority equity interest for the construction and/or permanent financing of five medical office buildings in the states of Arizona, Florida, Nevada and New Jersey. Mr. Gosman owns from 6.76875% to 12% of the aggregate interests in such limited partnerships.

    On March 4, 1998, Meditrust provided acquisition financing in the amount of $24,228,723 to an entity in which Mr. Gosman owns a 42.5% equity interest and Mr. Bushee owns a 2.5% equity interest, for the development of 134 acres of land in Jupiter, Florida. The loan balance on March 31, 1999 was $18,718,176.

    Operating Company paid $1,022,439 and $508,994 to Chancellor Aviation Corporation and Magnum Aviation Services Corporation, respectively, each of which is owned by Mr. Gosman, in connection with certain services rendered to Meditrust in 1998.

    Cushman Realty Corporation ("CRC"), which is owned in part by John C. Cushman, III, a Director of Meditrust, is representing La Quinta as a real estate broker in connection with moving La Quinta's headquarters from San Antonio, Texas to Dallas, Texas. CRC is receiving no fee.

                                 OTHER MATTERS

    As of the date of this Joint Proxy Statement, The Meditrust Companies' Boards of Directors know of no business, matters or proposals which will be presented for consideration at the respective meetings other than as described in this Joint Proxy Statement. If any other matters shall properly come before the Meditrust Meeting or the Operating Company Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote in accordance with the recommendation of the management of Meditrust or Operating Company.

                           PROPOSALS BY SHAREHOLDERS

    Any Meditrust or Operating Company shareholder who intends to submit a proposal for inclusion in the proxy materials for the 2000 annual meetings of Meditrust or Operating Company must submit such proposal in writing to the respective Secretary of Meditrust or Operating Company by February 9, 2000, if the proposal is to be considered for inclusion in the Joint Proxy Statement of Meditrust and Operating Company and the form of the proxy relating to those meetings. The Meditrust Companies' By-laws include advance notice and other requirements regarding proposals for shareholder action at shareholders' meetings other than those proposed by the Board of Directors. A copy of the By-laws of either Meditrust or Operating Company may be obtained by written request addressed to the respective secretary at the address set forth in "The Meetings--The Meditrust and Operating Company Meetings."

                      WHERE YOU CAN FIND MORE INFORMATION

    The Meditrust Companies file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy reports, statements, or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

    The Meditrust Companies' SEC filings are also available through their website at "http://www.reit.com" or by contacting their Investor Relations Departments at the addresses and phone numbers listed below:

Meditrust Corporation                  Meditrust Operating Company
197 First Avenue, Suite 300            197 First Avenue, Suite 100
Needham, MA 02494                      Needham, MA 02494
Attn: Investor Relations               Attn: Investor Relations
Tel: (781) 433-6000                    Tel: (781) 453-8062

    If you would like to request documents from us, please do so by July 1, 1999 to receive them before the Meditrust Meeting or Operating Company Meeting. You should rely only on the information contained in this Joint Proxy Statement to vote on The Meditrust Companies' proposals. We have not authorized anyone to provide you with information that is different from what is contained in this Joint Proxy Statement. This Joint Proxy Statement is dated June 8, 1999. You should not assume that the information contained in this Joint Proxy Statement is accurate as of any date other than such date, and the mailing of this Joint Proxy Statement to stockholders shall not create any implication to the contrary.

                   PROXY FOR ANNUAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD JULY 8, 1999

                             MEDITRUST CORPORATION
                          MEDITRUST OPERATING COMPANY

    The undersigned hereby appoints David F. Benson and Michael S. Benjamin, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Meditrust Corporation to be held on July 8, 1999 and at any adjournment or postponement thereof with all power which the undersigned would possess if personally present, and to vote all shares of common stock of Meditrust Corporation which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting in accordance with the following instructions and with discretionary authority on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. All previously dated proxies are hereby revoked.

    The undersigned hereby appoints David F. Benson and Michael S. Benjamin, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Meditrust Operating Company to be held on July 8, 1999 and at any adjournment or postponement thereof with all power which the undersigned would possess if personally present, and to vote all shares of common stock of Meditrust Operating Company which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting in accordance with the following instructions and with discretionary authority on such other matters as may properly come before the Annual Meeting or any adjournment thereof. All previously dated proxies are hereby revoked.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE THE PROXIES INTEND TO VOTE FOR EACH OF THE PROPOSALS.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
    SIDE                                                                 SIDE
-----------                                                          -----------

                               PROPOSALS

MEDITRUST CORPORATION:

1.  To elect the following Directors to serve until 2002:
    James P. Conn, Stephen E. Merrill, Thomas M. Taylor.

MEDITRUST OPERATING COMPANY:

1.  To elect the following Directors to serve until 2002:
    Stephen E. Merrill, Thomas M. Taylor.

    Please mark
/X/ votes as in
    this example.


        PLEASE REFER ABOVE FOR EXPLANATION OF PROPOSALS SET FORTH BELOW.

  MEDITRUST CORPORATION:                                    MEDITRUST OPERATING COMPANY:

  1. To elect the Directors to serve until 2002:            1. To elect the Directors to serve until 2002:
     James P. Conn, Stephen E. Merrill, Thomas M. Taylor       Stephen E. Merrill, Thomas M. Taylor

          FOR                           WITHHELD                   FOR                           WITHHELD
          ALL      / /         / /      FROM ALL                   ALL      / /         / /      FROM ALL
        NOMINEES                        NOMINEES                 NOMINEES                        NOMINEES


  / / _____________________________________________         / / _____________________________________________
      For all nominees except as noted above                    For all nominees except as noted above


                                                            MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  / /

                                                            In signing, please write name(s) exactly as appearing in the imprint of this card. For shares held jointly each owner should sign. If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.